UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2011

DURECT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Results Way

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of DURECT Corporation (the “Company”), held on June 23, 2011, the Company’s stockholders approved an amendment to the Company’s 2000 Stock Plan (the “2000 Stock Plan”) to increase the number of shares of the Company’s common stock available for issuance under the 2000 Stock Plan by 5,500,000 shares.

The foregoing description of the amendments to the 2000 Stock Plan is only a summary and is qualified in its entirety by the full text of the 2000 Stock Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on June 23, 2011, there were 80,950,466 shares represented to vote either in person or by proxy, or 92.70% of the outstanding shares, which represented a quorum. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

Proposal 1: Election of Directors.

David R. Hoffmann and Jon S. Saxe were elected as Class II directors for a term of three years. The voting for each director was as follows:

	For	Withheld	Broker Non-Vote
David R. Hoffmann	50,970,783	9,333,385	20,646,298
Jon S. Saxe	51,511,337	8,792,831	20,646,298

Proposal 2: An amendment to the 2000 Stock Plan to increase the number of shares of the Company’s Common Stock available for issuance by 5,500,000 shares

The amendment to the 2000 Stock Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
33,342,235	26,675,339	286,594	20,646,298

Proposal 3: Say on Pay – An advisory vote on the approval of executive compensation

The Company’s executive compensation was approved on a non-binding, advisory basis based upon the following votes:

For	Against	Abstain	Broker Non-Vote
59,112,933	1,115,208	76,027	20,646,298

Proposal 4: Say When on Pay – An advisory vote on the approval of the frequency of stockholder votes on executive compensation

The proposal on the frequency of future advisory votes on executive compensation received the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
51,407,087	3,005,988	5,827,363	63,730	20,646,298

Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm for the Company for the Current Fiscal Year

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2011 was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Vote
79,887,145	967,987	95,334	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	DURECT Corporation 2000 Stock Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: June 27, 2011	By:	/s/ James E. Brown
James E. Brown
President and Chief Executive Officer